UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2014

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ChannelAdvisor Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-35940	56-2257867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Aerial Center Parkway
Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 228-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c) Resignation of Brad R. Schomber as Chief Accounting Officer; Appointment of John F. Baule as Principal Accounting Officer

On February 18, 2014, Brad R. Schomber, Chief Accounting Officer, submitted his resignation as an officer of ChannelAdvisor Corporation (the “Company”), effective February 28, 2014. Mr. Schomber plans to continue as an employee of the Company until March 14, 2014. Mr. Schomber’s resignation is not the result of any dispute or disagreement related to the Company’s operations or operating results.

On February 21, 2014, John F. Baule, Chief Financial Officer of the Company, was appointed as the Company’s principal accounting officer effective February 28, 2014. The information required by Item 401(b), (d), (e) and Item 404(a) of Regulation S-K regarding Mr. Baule is incorporated herein by reference from the Company’s final prospectus dated November 5, 2013 filed with the Securities and Exchange Commission on November 6, 2013 pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELADVISOR CORPORATION

		By:	/s/ M. Scot Wingo
Date:	February 21, 2014		M. Scot Wingo
Chief Executive Officer